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                                                                    EXHIBIT 23.1


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 33-52991, No. 33-47997, No. 33-44697 and No. 33-39260 of Ramsay Youth Services,
Inc. on Forms S-8 of our report dated March 13, 2000, appearing in this Annual Report on Form 10-K of Ramsay Youth Services, Inc. for the year ended December 31, 1999.



DELOITTE & TOUCHE LLP
Miami, FL

March 29, 2000